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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 19, 2000, in the Registration Statement (Form S-2) and related Prospectus of DevX Energy, Inc. (formerly Queen Sand Resources, Inc.) for the registration of 10,000,000 shares of its common stock.


                                             ERNST & YOUNG LLP

Dallas, Texas
October 5, 2000